Defined Asset Funds

Select Series 1999 C

Capital Appreciation Quantitative Research

IRA Ideal!

Institutional Holdings Portfolio

A Multi-Disciplined
Strategy Based on the
Amex Institutional Index

[Logo] Merrill Lynch


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The Amex Institutional Index

When it comes to finding a group of large, well-established companies, the Amex Institutional Index1 can help. It represents the 75 stocks most widely held among professionally managed institutional portfolios with market values in excess of $100 million. Its stocks are reviewed quarterly, and the Index is adjusted as necessary to keep current with institutional investments.

Total Returns Comparison
(not any portfolio)

                        Institutional              Amex
                           Holdings           International          S&P 500
          Year            Strategy+               Index               Index*

          1984               -0.05%                 4.90%               5.95%
          1985               38.05                 31.07               31.43
          1986               20.74                 19.69               18.37
          1987               11.43                  6.58                5.67
          1988                1.38                 13.78               16.58
          1989               29.31                 33.19               31.11
          1990                0.03                  0.55               -3.20
          1991               33.50                 28.40               30.51
          1992                4.86                  4.05                7.67
          1993               24.49                  7.51                9.97
          1994               -2.06                  2.61                1.30
          1995               39.91                 39.69               37.10
          1996               37.25                 26.22               22.69
          1997               37.53                 34.01               33.10
          1998               40.49                 38.71               28.34
         9/30/99              7.07                  7.14                5.38
         Average             19.48%                18.15%              17.22%

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Average Annualized Returns
For periods ending 12/31/98


                  Institutional              Amex
                     Holdings           International           S&P 500
   Period           Strategy+               Index                Index*

3 Year                  8.08%                32.88%               27.97%
5 Year                  9.17                 27.45                23.82
10 Year                 3.31                 20.53                19.03
15 Year                 0.00                 18.59                17.74


Hypothetical past performance of the Strategy is no assurance of future results of any Portfolio. Returns shown represent price changes plus dividends reinvested at year ends, divided by the initial public offering price and do not reflect deduction of any commissions or taxes. Portfolio performance will differ from the Strategy because of commissions. Portfolios are established and liquidated at different times during the year, they normally purchase and sell stocks at prices different from those used in determining Portfolio unit price, they are not fully invested at all times, stocks may not be weighted equally.

A quantitative approach to portfolio management can sometimes reveal unseen investment opportunities. Combining both fundamental and technical stock-selection techniques can broaden your portfolio. Now, by applying our Multi-Disciplined Strategy to a large-cap index, Defined Asset Funds [Registered trademark] offers you a balanced plan for equity investing with our . . .

                        Institutional Holdings Portfolio

Nearly Everything Moves in Cycles

         o Economies                        o Industries
         o Markets                          o Investment Styles

Being prepared for life's inevitable transitions can often mean the difference between a gentle roll and a wild ride. The same holds true for the changes that affect our investments. Defined Asset Funds' multi-disciplined investment approach is a strategy based on several stock- selection methodologies. It selects issues from each and combines them to produce a 20-stock portfolio with complementary investment style characteristics.

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Financial Security is a Journey, Not a Destination

At Defined Asset Funds, we believe that achieving financial security is a long-term process, best accomplished by investing in a consistent and disciplined manner. We recognize that predicting the market over the short term is almost impossible. We also recognize that human emotions can interfere with the execution of a sound and logical investment strategy. Our Multi-Disciplined Strategy is designed to facilitate an ordered and rational approach to long-term investing, to help keep you on track toward achieving your financial goals.

The Selection Model

Using the Amex Institutional Index (excluding utilities) as our universe of stocks (as it is proposed to be reconstituted at the close of December 17, 1999), we select stocks for the Portfolio by applying a proprietary screening process that focuses on a combination of fundamental and technical factors, with an emphasis on momentum. The tests consider:

         o Price Momentum                 o Price/Earnings Ratio
         o Recovery                       o Dividend Yield

We then close the top-ranked issues from each category and combined them in a single portfolio. The resulting collection of large-cap stocks benefits from the balance of fundamental and technical methodologies built into the selection screens. While there can be no guarantee of results, the objective of this Multi-Disciplined Strategy is to produce a balanced and diversified portfolio of large-cap stocks -- all components of the Amex Institutional Index.

Stay with the Strategy

When the Portfolio ends, you can choose to roll your proceeds into a new Institutional Holdings Portfolio, if available, or you can redeem your investment. Although this is a one-year investment, we suggest you continue with this Strategy for at least three to five years for potentially more consistent results.

If your investment objective should change, you have the flexibility to exchange your investment for certain other Defined Asset Funds portfolios at a reduced sales charge.

* "Standard & Poor's" and "S&P 500 Index" are trademarks of The McGraw-Hill Companies, Inc. "Amex" and "Amex Institutional Index" are trademarks of the American Stock Exchange, LLC, a subsidiary of the NASD, and have been licensed for use by Defined Asset Funds. The Portfolio is not sponsored, managed, sold or promoted by Standard & Poor's or the American Stock

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Exchange. The American Stock Exchange does not guarantee the accuracy or completeness of the Amex Institutional Index.

+ Hypothetical returns are net of Portfolio sales charges (2.75% for the first year, 1.75% for each subsequent year) and estimated expenses.


A MULTI - DISCIPLINED PORTFOLIO

Company                                                       Symbol
American International Group                                    AIG
American Express Company                                        AXP
BP Amoco PLC++                                                  BPA
Citigroup, Inc.                                                  C
CBS Corporation(Section)                                        CBS
Chase Manhattan Corporation                                     CMB
Dayton Hudson Corporation                                       DH
Honeywell International, Inc.                                   HON
Hewlett-Packard Company                                         HWP
Kimberly-Clark Corporation                                      KMB
McDonald's Corporation                                          MCD
Minnesota Mining & Manufacturing Company                        MMM
Motorola, Inc.                                                  MOT
Morgan Stanley Dean Witter & Company                            MWD
Oracle Corporation(Section)                                     ORCL
Procter & Gamble Company                                        PG
Schlumberger Limited                                            SLB
Sun Microsystems, Inc.(Section)                                 SUNW
Texas Instruments, Inc.                                         TXN
Wells Fargo Company                                             WFC

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++        The Issuer is a foreign corporation; dividends if any, will be subject to withholding taxes.
Section   These stocks currently pay no dividends.

STRATEGY

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Defined Asset Funds -- Our Philosophy

At Defined Asset Funds, we are ever mindful that behind every investment dollar lies something infinitely more important -- your investment goal. This is why we offer a full range of defined investments designed to meet a variety of objectives.

We are committed to providing our investors with some of today's most attractive equity and fixed-income investments, within the convenient "buy and hold" structure of a unit investment trust. For income, for growth or for total return, we believe that time in the market can be an effective strategy for growing your portfolio.

At Defined Asset Funds, we set the foundation for all of our portfolios in this way, because we too have an important goal in mind -- yours.

Defined Asset Funds

Buy With Knowledge o Hold With Confidence

EQUITY INVESTOR FUNDS

Other Select Series

Select Ten Portfolio (DJIA)
United Kingdom Portfolio
     (Financial Times Index)
Multinational Portfolio
Select Growth Portfolio
Select Large-Cap Growth Portfolio
Select S&P Industrial Portfolio
Select Standard & Poor's
     Industry Turnaround Portfolio
Select Standard & Poor's
     Intrinsic Value Portfolio

Concept Series

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Baby Boom Economy Portfolios(sm)
Energy Portfolio
Financial Services Portfolio
Health Care Trust
Internet Portfolio
Premier American Portfolio
Premier World Portfolio
Real Estate Income Fund
Tele-Global Trust
Utility Portfolio

Index Series

S&P 500 Trust
S&P MidCap trust

FIXED-INCOME FUNDS

Corporate Funds
Government Funds
Municipal Funds

Invest in the Multi-Disciplined Approach Today!

You can get started with about $250 for regular or retirement accounts. Call your financial professional for a free prospectus containing more complete information including sales charges, expenses and risks. Please read it carefully before you invest or send money.

On the Cover: Gyroscopes

A gyroscope is a wheel or disk mounted to spin rapidly about an axis. As it twirls, it resists shearing forces applied to its axis of rotation. Like a child's spinning top, a gyroscope seeks to maintain its balance despite changing external influences.

Defining Your Risks

Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

o    There can be no assurance that the Portfolio will meet its objective.

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o    The Portfolio is designed for investors who can assume the risks associated with equity investments, and may not be appropriate for investors seeking capital preservation or current income.

o The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile.

o Each screen involves an element of momentum, which may result in underperformance in declining markets.

The Portfolio does not reflect research opinions or any buy or sell recommendations from the Sponsor.

Tax Reporting

When seeking capital appreciation, managing tax liability on capital gains can be vital to your overall return. By holding this Fund for more than one year, individuals may be eligible for favorable federal tax rates on net long-term capital gains (currently no more than 20%) for individuals.

Generally, dividends and any gains will be subject to tax each year, whether or not reinvested. However, on rollovers to future Portfolios, if available, investors will defer recognition of gains and losses for federal tax purposes on stocks that are transferred to the new Portfolio. Please consult your tax advisor concerning state and local taxation.

Defining Your Costs

You will pay an initial sales charge of about 1% the first time you buy. In addition, you'll pay a deferred sales charge of $17.50 per 1,000 units, about 1.75%.


                                              As of % of a
                                                 Public           Amount Per
                                             Offering Price       1,000 Units
Initial Sales Charge                              1.00%              $10.00
Deferred Sales Charge                             1.75%              $17.50
Maximum Sales Charge                              2.75%              $27.50
Estimated Annual Expenses (as a % of net
assets)                                           0.202%              $2.00
Estimated Organization Costs                                          $2.13

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If you sell your units before the termination date, the remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities, from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge.

Volume Purchase Discounts

For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

                                        Total Sales Charge as a % of
       Amount Purchased                     Public Offering Price
Less than $50,000                                          2.75%
$50,000 to $99,999                                         2.50%
$100,000 to $249,999                                       2.00%
$250,000 to $999,999                                       1.75%
$1,000,000 or more                                         1.00%

The information in this brochure is not complete and may be changed. We may not sell the securities of the next Portfolio until the registration statement filed with the Securities and Exchange Commission is effective. This brochure is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where their offer or sale is not permitted.






[logo] Printed on Recycled Paper
32767BR-12/99
(C) 1999 Merrill Lynch, Pierce, Fenner & Smith Incorporated. Member SIPC. Defined Asset Funds is a registered service mark of Merrill Lynch & Co., Inc.